EXHIBIT 10.3


                            INTEREST PLEDGE AGREEMENT


           THIS INTEREST PLEDGE AGREEMENT (the "Agreement"), dated February 26, 2004, is made and entered into by and among Knox Gas, LLC, a Delaware limited liability company ("Pledgor"), and Continental Southern Resources, Inc., a Nevada corporation (the "Secured Party").

           WHEREAS, pursuant to that certain Interest Purchase Agreement, dated as of even date herewith (the "Purchase Agreement"), by and between the Pledgor and the Secured Party, the Pledgor purchased the Secured Party's ninety-nine percent (99%) limited partnership interest (the "LP Interest") in Knox Miss. Partners, L.P. ("Knox Miss") and the Secured Party's one percent (1%) membership interest in Knox Miss., LLC ("Knox LLC"), the general partner in Knox Miss (the "Membership Interest"; together with the LP Interest, the "Interests"), and issued that certain Secured Promissory Note dated February 26, 2004 in the principal amount of US $4,500,000 (the "Note"); and

           WHEREAS, in order to secure the Pledgor's obligations under the Note, the Secured Party has requested that the Pledgor pledge and grant a security interest in and to the Interests of the Pledgor set forth on Schedule A hereto.

           NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.


                  (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Purchase Agreement or the Note, as applicable. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code, as amended from time to time (the "Code").

                  (b) "Pledged Collateral" shall mean and include the following:
(i) the Interests listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future securities and other ownership interests receivable in respect of, or in exchange for, such Interests, all rights under operating agreements, member agreements, security holder agreements and other similar agreements relating to such Interests, all rights to subscribe for securities and other ownership interests incident to or arising from ownership of such Interests, all cash, interest, securities and other dividends or distributions paid or payable on such Interests, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all partnership record and transfer books, and (ii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds thereof, as such term is defined in the Code.

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           2. Grant of Security Interest.

                     To secure the payment and performance of all obligations and of all indebtedness of Pledgor under the Note (collectively, the "Secured Obligations"), Pledgor hereby grants to the Secured Party a first priority security interest in and hereby pledges to the Secured Party, all of such Pledgor's now existing and hereafter acquired or arising right, title and interest in, to and under the Pledged Collateral whether now or hereafter existing and wherever located.

           3. Further Assurances.

                     Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, Pledgor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party as Pledgor's true and lawful attorney with power to sign the name of such Pledgor on all or any of the documents which the Secured Party determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party' security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly full in paid and the Note have terminated.

           4. Representations and Warranties.

                     Pledgor hereby represents and warrants to the Secured Party as follows:

                  (a) Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to the Pledged Collateral, free and clear of all liens.

                  (b) The securities constituting the Pledged Collateral have been duly authorized and validly issued to Pledgor (as set forth on Schedule A hereto), and are fully paid and nonassessable.

                  (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority, subject to the lien of no other Person.

                  (d) Except as provided in the Limited Partnership Agreement of Knox Miss (the "Limited Partnership Agreement") and the Operating Agreement of Knox LLC, there are no restrictions upon the transfer of the Pledged Collateral and Pledgor has the power and authority and right to transfer the Pledged Collateral owned by Pledgor free of any encumbrances and without obtaining the consent of any other Person.


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

                  (e) Pledgor has all necessary power to execute, deliver and perform this Agreement.

                  (f) There are no actions, suits, or proceedings pending or, to Pledgor's best knowledge after due inquiry, threatened against or affecting Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any governmental authority, and Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect Pledgor's performance hereunder.

                  (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                  (h) Neither the execution and delivery by Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any governmental authority to which Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which Pledgor is bound.

                  (i) The address of Pledgor's chief executive office is as set forth on the signature page hereto.

                  (j) All rights of Pledgor in connection with its ownership of the Interests are evidenced and governed solely by the agreements, certificate of partnership, Limited Partnership Agreement and other organizational documents of Knox Miss and the agreements, certificate of organization, Operating Agreement and other organizational documents of Knox LLC, and no shareholder or other similar agreements are applicable to the Pledged Collateral.

           5. General Covenants.

                  Pledgor hereby covenants and agrees as follows:

                  (a) Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral. Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by Pledgor, unless such loss is the result of the gross negligence or willful misconduct of any Secured Party. Pledgor shall notify the Secured Party in writing ten (10) days prior to any change in such Pledgor's chief executive office address.

                  (b) Pledgor shall appear in and defend any action or proceeding of which Pledgor is aware which could reasonably be expected to affect Pledgor's title to, or the Secured Party's interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the consent of the Secured Party, Pledgor may settle such actions or proceedings with respect to the Pledged Collateral, which consent shall not be unreasonably withheld or delayed.


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                  (c) Pledgor shall,  and shall cause Knox Miss and Knox LLC to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Secured Party's security interest hereunder.

                  (d) Pledgor shall comply with all laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Secured Party's rights hereunder.

                  (e) Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any governmental authority on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings.

                  (f) To the extent, following the date hereof, Pledgor acquires securities, shares, capital stock or other ownership interests described in the definition of Pledged Collateral, in respect of, in exchange for, or upon the conversion of, the Pledged Collateral, such securities, shares, capital stock or ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Secured Party, and Pledgor thereupon shall deliver all such securities, shares, capital stock, and other ownership interests together with an updated Schedule A hereto, to the Secured Party.

                  (g) Except as set forth in Section 15 hereof, during the term of this Agreement, Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral.

           6. Other Rights With Respect to Pledged Collateral.

                  (a) In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of any default under the Note, the Secured Party, at its option and at the expense of the Pledgor, may (a) transfer into the name of the Secured Party or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends, distributions and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party, on deposit or otherwise, belonging to Pledgor, as the Secured Party in its sole discretion shall determine; and (d) do anything that Pledgor is required but fails to do hereunder.

                  (b) In the event that upon the occurrence of any default under the Note and while such default shall be continuing the Secured Party desires to exercise any of its rights or remedies under this Agreement, it shall deliver written notice (a "Default Notice") to the Pledgor, which notice shall be dated and state that a default under the Note has occurred and is continuing, that it desires to exercise certain of its rights and remedies hereunder and direct the Pledgor to deliver the Pledged Collateral to the Secured Party. Unless the Secured Party is notified in writing by the Pledgor within five (5) days from the date of the Default Notice that the Pledgor disputes the Secured Party's


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

right to exercise any of its rights or remedies hereunder, the Pledgor shall promptly deliver the Pledged Collateral to the Secured Party. If the Secured Party is notified in writing by the Pledgor within five (5) days from the date of the Default Notice that the Pledgor in good faith contests the right of the Secured Party to exercise its rights or remedies hereunder, then, and in that event, the parties shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 17 of this Agreement.

           7. Additional Remedies Upon Event of Default.

                  Upon the occurrence of any default under the Note and while such default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable law, and in addition to its rights under Section 6 above, the Purchase Agreement and the Note, the following rights and remedies:

                  (a) The Secured Party may, after ten (10) days' advance notice to the Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Pledgor agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.

                  (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to, attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

                         (i) first, to the Secured  Obligations and to reimburse
the Secured Party for out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Secured Party in connection with realizing on the Pledged Collateral including expenses incurred by the Secured Party for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including without limitation advances for taxes, insurance, and the like, and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale of or other realization on, any of the Pledged Collateral, in such order as the Secured Party may determine in its discretion; and

                         (ii) the balance, if any, as required by law.


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           8. Secured Party's Duties.

                  The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

           9. No Waiver; Cumulative Remedies.

                  No failure to exercise, and no delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the Note and the Purchase Agreement or by law. Pledgor waives any right to require the Secured Party to proceed against any other person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

           10. Assignment.

                  All rights and obligations of the parties under this Agreement shall inure to the benefit of their respective successors and assigns.

           11. Severability.


                  Any provision of this Agreement that shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

           12. Governing Law.


                  This Agreement shall be construed in accordance with and governed by the internal laws of the State of Texas without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of Texas.

           13. Notices.


                  All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Agreement shall be in writing (including telex or facsimile communication) and shall be hand delivered, sent by a recognized overnight courier or sent by telex or facsimile to the respective parties at the addresses and numbers set forth in the signature page hereto or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly provided herein, be effective


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

in the case of telex or facsimile, when received, or in the case of hand delivered notice, when hand delivered or, in the case of overnight couriered notice, the business day after deposit with such courier.

           14. Specific Performance.


                  The parties acknowledge and agree that, in addition to the other rights of the parties hereunder and under the Note, because a party's remedies at law for failure of any other party to comply with the provisions hereof would be inadequate and that any such failure would not be adequately compensable in damages, the parties agree that each the provisions hereof may be specifically enforced.

           15. Voting Rights in Respect of the Pledged Collateral.


                  So long as no default shall occur and be continuing under the Note, Pledgor may exercise any and all voting rights pertaining to the Pledged Collateral.

           16. Release of Pledged Collateral.


                  An agreement evidencing the Pledged Collateral shall be released and delivered to Pledgor after full payment of all principal and interest due under the Note is made to the Secured Party. In the event such full payment of all principal and interest is not so received by the Secured Party, the Secured Party shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 17 of this Agreement.

           17. Arbitration.


                  If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in the Commonwealth of Pennsylvania. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

           18. Entire Agreement; Amendments.


                  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Pledgor.

           19. Counterparts.

                  This Agreement may be executed in any number of counterparts and delivered via facsimile, and by different parties hereto in separate


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counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

           20. Descriptive Headings.

                  The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.



                  [Remainder of page intentionally left blank]





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                   SIGNATURE PAGE TO INTEREST PLEDGE AGREEMENT


           IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                            KNOX GAS, LLC



                                            By: /s/ Ernest Bartlett
                                                --------------------------------
                                            Name:  Ernest Bartlett
                                            Title: President, FEQ Investments,
                                                   Managing Member

                                            Address: 111 Presidential Blvd.
                                                     Suite 158A
                                                     Bala Cynwyd, PA 19004


                                            CONTINENTAL SOUTHERN RESOURCES, INC.



                                            By: /s/  William L. Transier
                                                --------------------------------
                                                William L. Transier
                                                Co-Chief Executive Officer

                                            Address: 111 Presidential Blvd.
                                                     Suite 158A
                                                     Bala Cynwyd, PA 19004

                                   SCHEDULE A
                                       TO
                            INTEREST PLEDGE AGREEMENT


                        DESCRIPTION OF PLEDGED COLLATERAL


Pledgor                                    Pledged Collateral
-------                                    ------------------

Knox Gas, LLC        The ninety-nine percent (99%) limited partnership  interest in Knox Miss Partners, L.P., which limited partnership interest shall be released after payment in full of the principal due under the Note in accordance with Section 16 of this Interest Pledge Agreement.

                     The one percent (1%) membership interest in Knox Miss, LLC, the general partner in Knox Miss. Partners, L.P., which membership interest shall be released after payment in full of the principal due under the Note in accordance with
                     Section 16 of this Interest Pledge Agreement.